Contribution to the Deposit Insurance System	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Contribution to the Deposit Insurance System
21.	CONTRIBUTION TO THE DEPOSIT INSURANCE SYSTEM

Law No. 24485 and Decree No. 540/95 established the creation of the Deposit Insurance System to cover the risk attached to bank deposits, in addition to the system of privileges and safeguards envisaged in the Financial Institutions Law.

The National Executive Branch through Decree No. 1127/98 dated September 24, 1998, established the maximum amount for this insurance system to demand deposits and time deposits denominated either in Pesos and/or in foreign currency. Such limit was set at $1,000 as from March 1, 2019.

This system does not cover deposits made by other financial institutions (including time deposit certificates acquired through a secondary transaction), deposits made by parties related to Banco Supervielle, either directly or indirectly, deposits of securities, acceptances or guarantees and those deposits set up at an interest rate exceeding the one established regularly by the Argentine Central Bank. Those deposits acquired through endorsement and those deposits made as a result of incentives other than interest rate are also excluded. This system has been implemented through the creation of the Deposit Insurance Fund (FGD), which is managed by a company called Seguros de Depósitos S.A. (SEDESA). The shareholders of SEDESA are the Argentine Central Bank and the financial institutions, in the proportion determined for each one by the Argentine Central Bank based on the contributions made to the fund.

The monthly contribution institutions should make to the FGD is 0.015% on the monthly average of total deposits.